SOLUNA HOLDINGS



3Q 2024 Results & Business Update

NASDAQ:SLNH

November 2024

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2023 for an explanation of how management uses these measures in evaluating its operations.

Company Overview



We are driving the convergence of renewable energy & advanced computing infrastructure.

Up to 40% of generated energy goes unused. Soluna converts this excess into high performance computing, turning wasted power into value.



Renewable Energy has a wasted energy problem.
To reach its full potential AI needs a sustainable energy source.
RENEWABLE COMPUTING

All forms of renewable energy are growing faster than ever.


GW
12,000
6,000
0
2022
2023
2024E
2025E
2026E
2027E
2028E
2029E
2030E

Source: IEA data

RENEWABLE ENERGY HAS A WASTED ENERGY PROBLEM

30-40%

of energy produced by renewable plants goes unused.


Storage is not yet sufficiently scalable...
Transmission upgrades face too many challenges & take too long...
Computing is ready now.



The future of renewable energy is computing…

Soluna operates data centers co-located with renewable power plants, turning their wasted energy into sustainable computing resources.



We have a massive pipeline of wasted renewable energy to power high performance computing.

2.6GW

2024 Corporate Focus

Launch AI

We have 2 MW of our Project Dorothy 2 site slated for our Helix Pilot, focused on next generation data centers for AI.

To partner with industry leaders to bring this online and create a repeatable blueprint for our new AI business.

Optimize Projects

Our objective is to achieve operational excellence across all data centers, targeting a budgeted EBITDA and maintaining high customer satisfaction.

Finance Projects

Plan to raise funds to support our growth initiatives, particularly in our AI business.

Grow Pipeline

Aim to double our assets under management to 150 MW by the end of fiscal year 2024, focusing on constructing and energizing 48 MW of Project Dorothy 2, and breaking ground on Project Kati.

Why Soluna, Why Now

We have
a proven behind-the-meter approach to source power, track record of execution, a business model that works.

2.6 GW
pipeline of wasted renewable energy to power our data centers.

18%
greener
than traditional data centers, ready to drive sustainable AI.

Our current (BTC) data center projects return capital in
2.5 Years

We have
an experienced team with deep expertise in project development, energy markets, computing technologies, and project finance.

MaestroOS™
Our proprietary software platform. A force multiplier in making our business model work.

The Soluna Way

We tackle wasted energy through digital infrastructure. As we optimize the grid and serve our customers, we fuel our growth, funding further expansion to make renewable energy a superpower.


Source low-cost curtailed power from IPPs
Build, own, operate MDCs with 2-yr ROIC
Attract hosting customers HPC, Bitcoin
Provide Ancillary Services to grid
Grow AUM & EBITDA over fixed costs
Grow pipeline

Business Segments

Diversified Revenue Streams

Soluna Digital

Soluna Cloud

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Ancillary Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **GPU Cloud – AI/ML, simulation, visualization, predictive analytics, and deep learning**
- *GPU machines could be hosted or owned by Soluna at Projects*

Meet the Soluna Leadership Team

150 years of combined experience in starting, managing, and leading companies



John Belizaire
Chief Executive Officer



Michael Toporek
Executive Chairman



John Tunison
Chief Financial Officer



Dipul Patel
Chief Technology Officer



Mary O'Reilly
Chief People Officer



Jessica Thomas
Chief Accounting Officer



Phillip Ng
VP, Corporate Development



Larbi Loudiyi
VP, Power



Dan Golding
Advisor

SOLUNA CLOUD

AI Cloud

Training. Tuning. Inference.

GPU-as-a-Service Solutions for Enterprise

512 Cluster provided by Renewable at HPE DC Energy

Strategic Partner

Hewlett Packard Enterprise

AI Infrastructure

Hosted Infrastructure / Colocation

Service at our purpose-built data centers - Sourced from our 2.6GW pipeline

AI is the fastest growing technology today

Time it took for selected online services to reach one million users


COMPANY
LAUNCHED
TIME
1 YEAR
2 YEARS
3 YEARS
Netflix
1999
3.5 years
Kickstarter*
2009
2.5 years
Airbnb**
2008
2.5 years
Twitter
2006
2 years
Foursquare***
2009
13 months
Facebook
2004
10 months
Dropbox
2008
7 months
Spotify
2008
5 months
Instagram***
2010
2.5 months
ChatGPT
2022
5 days

* one million backers; ** one million nights booked. *** one million downloads
Source: Company announcements via Business Insider/LinkedIn/Statista

AI HAS AN ENERGY CONSUMPTION CHALLENGE

AI energy demand is growing exponentially

Each step increase in the power of AI models requires an exponential increase in energy consumption just for training.



10-20 GWh
1 GWh
ChatGPT-3
GPT-4
Training Time

Source:
https://www.google.com/url?q=https://mpost.io/gpt-4s-leaked-details-shed-light-on-its-massive-scale-and-impressive-architecture/&sa=D&source=editors&ust=1704221673636791&usg=AOvVaw25HujDC36Qznmm6xHfBbkz

The Lifecycle of AI

Gen AI is batchable: Parts of the Generative AI lifecycle are perfect computing applications for co-location with renewable power plants, because they are inherently batchable.

Batchable process

Real-time process

Training

A new model is created from scratch by learning from a large corpus of text. The phase requires the largest number of resources. For example, an iteration of OpenAI's GPT-3 was trained on 10,000 NVIDIA V100 GPUs for 15 days.

Fine Tuning

A pre-trained model is trained further on a smaller, task-specific dataset. This phase is where customers may take an off-the-shelf pre-trained model ad fine-tune it to their proprietary information.

Inferencing

Using a pre-trained model to generate predictions or outputs based on input data. This is 'using' the AI, such as when ChatGPT gives a response, or Stable Diffusion generates an image.

Soluna Cloud's Differentiators

We're powered by renewable energy

We're enterprise scalable

Full turnkey software platform designed for rapid deployment of Gen AI workloads

We help meet ESG goals

Soluna utilizes wasted energy in our purpose built data centers

We are cost-effective for getting started with AI


Operational
Highlights
2024

Soluna Highlights [1]

INSTALLED HASHRATE

2.6 EH/s [2]

MW MANAGED

75 MW ▸ 478 MW [3]

YEAR TO DATE REVENUE

$29.7 Million

AVERAGE POWER COST[5]

$30 / MWh [4]

CURTAILED ENERGY MONETIZED

87,377 MWh

GROWTH EQUITY LINE

$25 Million

GPUs DEPLOYED

512

POWER DEVELOPMENT PIPELINE

~2.6 GW

AVERAGE J / TH/s

<26 J / TH/s [4]

(1) All numbers are as of September 30, 2024 unless otherwise noted
(2) Includes a mix of Prop Miners and Hosted Miners.
(3) Sophie (25 MW - operational) + Dorothy 1 (50MW - operational) + Dorothy 2 (48 MW – Construction) + Grace (2 MW - In Development) + Kati (166 MW – In Development) + Rosa (187MW - In Development)
(4) 3-month average (July 2024 - September 2024)

Our Accomplishments in 2024

Business Milestones

- Hire new CFO
- Launch new business unit, Soluna Cloud
- Sign strategic OEM deal with HPE to secure 512 Nvidia H-100 GPUs
- Raise $25M in growth capital from Yorkville Advisors
- Reduced Convertible Notes below $2M and extended term to January 2025

Project Milestones

- Project Kati signs PPA for 167 MW
- Raised $30M Spring Lane Capital to finance Dorothy 2
- Broke Ground on Dorothy 2
- Sign term sheet for Project Rosa – 187 MW
- Long term pipeline exceeds 2.6 GW; AI pipeline grows

We have a growing pipeline of projects

2GW+ long-term pipeline with large IPPs and infrastructure funds in the US and beyond

	PROJECTS	MW
Total Long-Term Pipeline	2,616	2,616
Total Curtailment Assessment Completed (YTD)	2,616	2,616
Active Term Sheet Negotiations	1,160	1,160
Shovel Ready, PPA, or Signed Term Sheets	403	403
Average Data Center Project Size	150	150
Total Power Partners	12	
Average Projects per Power Partner	2	
States	2	



STAGE	1 / Curtailment Assessment	2 / Term Sheet Signed	3 / PPA & Land Lease	4 / Engineering, Feasibility & Regulatory Studies	5 / ERCOT/ISO Planning Completed	6 / Shovel Ready	7 / Capital Formation & Customer Development	8 / In Construction	9 / Energized/COD
MW in Stage	2,213	187		166				50	75

2,616 MW (stages 1–8)

(1) Current operating BTC hosting and mining projects.

Our Data Center Projects

We have over 478 MW of data center capacity in operation, construction or development

Project	Location	Power Source	Size (MW)	Model	Status	Partner
Dorothy 1A	TX	Wind	25	BTC Hosting	Operating	Spring Lane
Dorothy 1B	TX	Wind	25	BTC Mining	Operating	Navitas
Sophie	KY	Grid	25	BTC Hosting	Operating	N/A
Dorothy 2	TX	Wind	48	BTC Hosting	Construction	Spring Lane
Grace	TX	Wind	2	AI Hosting / Cloud	Development	TBD
Kati	TX	Wind	166	BTC Hosting / AI	Development	TBD
Rosa	TX	Wind	187	BTC Hosting / AI	Development	TBD





Project Dorothy 2

Construction is underway at the expansion of our flagship project.

Foundations for the first 30 MW have been poured and MDC fabrication and framing are underway.

The initial scope of work for the substation interconnection has been scheduled to be completed in November with a tie-in expected in early January.







Soluna Cloud Update

Milestones **Q3**

- Raised $13.25m from Private Investors
- Signed strategic OEM deal with HPE for access to 1st GPU Cluster
- Deployed GPU cluster at Tier-3 facility in Canada
- Hired new sales team
- 10 POCs or evaluations completed
- Nvidia CSP partnership application submitted
- Attended Ai4 conference and spoke on supply chain panel
- Attended Open Compute Project in San Jose
- Signed with Gynger as a financing partner for customers

Roadmap **Q4**

- HPE Event on Sustainability and AI [record is here]
- Deploy first customer(s) and POCs on cluster
- Attend super compute 2024
- Sign additional referral and marketplace partners



Financial Highlights

Q3 FY24 Financial Highlights

Solid Third Quarter Revenue

Revenue increased by 30% to $7.5 million in the three months ended third quarter of 2024 compared to $5.8 million in the three months ended of third quarter of 2023.

Continued Strong Revenue

2024 Year to Date ("YTD") revenue reaches a high of $29.7 million, compared to the 2023 YTD of $10.9 million, a $18.8 million increase or 172%.

Resilient Adjusted EBITDA

2024 YTD adjusted EBITDA is $3.5 million, compared to the 2023 YTD of ($4.5 million), an increase of $8.0 million driven by continued revenue growth despite Bitcoin halving.

Strong Cash Growth

Unrestricted cash increased 38% from the end of 2023, reaching $8.8 million.

Cumulative Revenue by Quarter
(Consolidated)

Q3 2023-24
(in 000's)

Best YTD Revenue to Date - 2024 Year to Date ("YTD") revenue reaches a **high** of $29.7 million, compared to the 2023 YTD of $10.9 million, a $18.8 million increase or 172%.



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$3,082
$12,594
$5,150
$22,224
$10,948
$29,749
Q1 24
Q2 24
Q3 24
2023
2024

Cumulative Adjusted EBITDA by Quarter

(Consolidated)

Q1 2023-24
(in 000's)

Resilient Adjusted EBITDA - 2024 YTD adjusted EBITDA is $3.5 million, compared to the 2023 YTD loss of ($4.5 million), an increase of $8.0 million driven by continued revenue growth despite Bitcoin halving and early phase, pre-revenue, Soluna Cloud expenses.



$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
($6,000)
($2,910
($4,902)
($4,495)
($3,457)
$5,147
$6,943
$3,461
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24

Revenue & Cost of Revenue by Project Site

Q3 2024
(in 000's)

Revenue for the third quarter of 2024 was $7.5 million, currently representing 100% of the company's consolidated revenue. This is an increase of $1.7 million over the third quarter of 2023.

Total Cost of Revenue for the third quarter of 2024 was $6.0 million, compared to $4.4 million in the third quarter of 2023.

(Dollars in thousands)	Digital					Cloud	
	Project Dorothy 1B	Project Dorothy 1A	Project Sophie	Other	Digital Subtotal	Project Ada	Total
Cryptocurrency mining revenue	$ 2,811	$ -	$ -	$ -	$ 2,811	$ -	$ 2,811
Data hosting revenue	-	3,515	756	-	4,271	-	4,271
High-performance computing service revenue	-	-	-	-	-	-	-
Demand response services	-	-	-	443	443	-	443
Total revenue	**2,811**	**3,515**	**756**	**443**	**7,525**	**-**	**7,525**
Cost of cryptocurrency mining, exclusive of depreciation	1,963	-	-	-	1,963	-	1,963
Cost of data hosting revenue, exclusive of depreciation	-	2,025	521	9	2,555	-	2,555
Cost of high-performance computing services	-	-	-	-	-	2,859	2,859
Cost of revenue- depreciation	1,076	284	152	-	1,512	-	1,512
Total cost of revenue	**$ 3,039**	**$ 2,309**	**$ 673**	**$ 9**	**$ 6,030**	**$ 2,859**	**$ 8,889**
Gross Profit	**$ (228)**	**$ 1,206**	**$ 83**	**$ 434**	**$ 1,495**	**$ (2,859)**	**$ (1,364)**

Revenue & Cost of Revenue by Project Site

Q3 2023
(in 000's)

(Dollars in thousands)	Digital					
	Project Dorothy 1B	Project Dorothy 1A	Project Sophie	Project Marie	Other	Digital Total
Cryptocurrency mining revenue	$ 1,739	$ -	$ 47	$ -	$ -	$ 1,786
Data hosting revenue	-	3,016	991	-	4	4,011
Demand response services	-	-	-	-	-	-
Total revenue	**1,739**	**3,016**	**1,038**	**-**	**4**	**5,797**
Cost of cryptocurrency mining, exclusive of depreciation	1,023	-	17	-	-	1,040
Cost of data hosting revenue, exclusive of depreciation	-	1,766	384	-	-	2,150
Cost of revenue- depreciation	739	284	171	6	-	1,200
Total cost of revenue	**$ 1,762**	**$ 2,050**	**$ 572**	**$ 6**	**$ -**	**$ 4,390**
Gross Profit	**$ (23)**	**$ 966**	**$ 466**	**$ (6)**	**$ 4**	**$ 1,407**

Cumulative Gross Profit by Quarter

(Digital)

Q1 2023-24
(in 000's)

Year-to-date 2024 Gross Profit is $12.5 million, compared to the 2023 YTD of $1.0 million.



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($66)
($455)
$952
$5,237
$6,934
$11,044
$12,540
Q3 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24

SOLUNA

WELCOME TO

RENEWABLE COMPUTING

Learn more at
solunacomputing.com

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Appendix

Consolidated
Balance Sheet

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	September 30, 2024	December 31, 2023
Assets		
Current Assets:		
Cash	$ 8,766	$ 6,368
Restricted cash	1,981	2,999
Accounts receivable, net (allowance for expected credit losses $611 and $0 as of September 30, 2024 and December 31, 2023)	2,045	2,948
Notes receivable	33	446
Prepaid expenses and other current assets	5,662	1,416
Equipment held for sale	28	107
Total Current Assets	18,515	14,284
Restricted cash, noncurrent	1,460	1,000
Other assets	8,718	2,954
Deposits and credits on equipment	5,019	1,028
Property, plant and equipment, net	43,471	44,572
Intangible assets, net	19,986	27,007
Operating lease right-of-use assets	180	431
Total Assets	$ 97,349	$ 91,276
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 3,388	$ 2,099
Accrued liabilities	7,666	4,906
Convertible notes payable	3,370	8,474
Current portion of debt	14,529	10,864
Income tax payable	65	24
Customer deposits-current	2,291	1,588
Operating lease liability	26	220
Total Current Liabilities	31,335	28,175
Other liabilities	191	499
Customer deposits- long-term	-	1,248
Long-term debt	8,100	-
Operating lease liability	155	216
Deferred tax liability, net	5,973	7,779
Total Liabilities	45,754	37,917

Consolidated Balance Sheet

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

Commitments and Contingencies (Note 9)				
Stockholders' Equity:				
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 4,953,545 and 3,061,245 shares issued and outstanding as of September 30, 2024 and December 31, 2023		5		3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of September 30, 2024 and December 31, 2023		—		—
Common stock, par value $0.001 per share, authorized 75,000,000; 7,690,219 shares issued and 7,649,478 shares outstanding as of September 30, 2024 and 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023		8		3
Additional paid-in capital		308,947		291,276
Accumulated deficit		(274,287)		(250,970)
Common stock in treasury, at cost, 40,741 shares at September 30, 2024 and December 31, 2023		(13,798)		(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity		20,875		26,514
Non-Controlling Interest		30,720		26,845
Total Stockholders' Equity		51,595		53,359
Total Liabilities and Stockholders' Equity	$	97,349	$	91,276

Consolidated Statement of Operations

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Cryptocurrency mining revenue	$ 2,811	$ 1,786	$ 13,691	$ 5,497
Data hosting revenue	4,271	4,011	14,446	5,451
High-performance computing service revenue	-	-	-	-
Demand response service revenue	443	-	1,612	-
Total revenue	7,525	5,797	29,749	10,948
Operating costs:				
Cost of cryptocurrency mining revenue, exclusive of depreciation	1,963	1,040	5,687	4,451
Cost of data hosting revenue, exclusive of depreciation	2,555	2,150	6,982	3,181
Cost of high-performance computing services	2,859	-	2,859	-
Costs of revenue- depreciation	1,512	1,200	4,540	2,364
Total costs of revenue	8,889	4,390	20,068	9,996
Operating expenses:				
General and administrative expenses, exclusive of depreciation and amortization	5,248	2,723	14,625	11,219
Depreciation and amortization associated with general and administrative expenses	2,404	2,379	7,209	7,134
Total general and administrative expenses	7,652	5,102	21,834	18,353
Impairment on fixed assets	-	41	130	418
Operating loss	(9,016)	(3,736)	(12,283)	(17,819)
Interest expense	(821)	(495)	(1,694)	(2,355)
Gain (loss) on debt extinguishment and revaluation, net	1,203	(769)	(7,495)	(2,350)
Loss on sale of fixed assets	-	(373)	(21)	(404)
Other expense, net	(6)	(74)	(32)	(301)
Loss before income taxes	(8,640)	(5,447)	(21,525)	(23,229)
Income tax benefit (expense)	547	(569)	1,743	524
Net loss	(8,093)	(6,016)	(19,782)	(22,705)
(Less) Net loss (income) attributable to non-controlling interest	903	(646)	(3,535)	206
Net loss attributable to Soluna Holdings, Inc.	$ (7,190)	$ (6,662)	$ (23,317)	$ (22,499)
Basic and Diluted loss per common share:				
Basic & Diluted loss per share	$ (1.29)	$ (5.96)	$ (6.00)	$ (24.16)
Weighted average shares outstanding (Basic and Diluted)	7,738,664	1,412,640	5,147,602	1,162,689

Consolidated Statement of Cash Flows

(Dollars in thousands)	Nine Months Ended September 30, 2024	2023
Operating Activities		
Net loss	$ (19,782)	$ (22,705)
Adjustments to reconcile net loss to net cash used in operating activities:		
Depreciation expense	4,634	2,387
Amortization expense	7,116	7,111
Stock-based compensation	3,286	3,709
Deferred income taxes	(1,806)	(524)
Impairment on fixed assets	130	418
Provision for credit losses	611	-
Amortization of operating lease asset	139	177
Loss on debt extinguishment and revaluation, net	7,495	2,350
Amortization on deferred financing costs and discount on notes	179	748
Loss on sale of fixed assets	21	404
Changes in operating assets and liabilities:		
Accounts receivable	536	(1,552)
Prepaid expenses and other current assets	(3,429)	(484)
Other long-term assets	(5,771)	(307)
Accounts payable	1,159	551
Deferred revenue	-	(453)
Operating lease liabilities	(141)	(172)
Other liabilities and customer deposits	(811)	1,294
Accrued liabilities	3,022	2,644
Net cash used in operating activities	(3,412)	(4,404)
Investing Activities		
Purchases of property, plant, and equipment	(3,820)	(12,534)
Purchases of intangible assets	(95)	(49)
Proceeds from disposal on property, plant, and equipment	215	2,266
Deposits of equipment, net	(3,991)	200
Net cash used in investing activities	(7,691)	(10,117)
Financing Activities		
Proceeds from common stock warrant exercises	2,330	-
Proceeds from common stock securities purchase agreement offering	-	817
Proceeds from notes and debt issuance	14,470	3,100
Payments on Navitas loan and notes payable	(2,261)	(510)
Costs of common stock securities purchase agreement offering	-	(10)
Payments on NYDIG loans and line of credit	-	(350)
Contributions from non-controlling interest	5,098	19,706
Distributions to non-controlling interest	(6,694)	-
Net cash provided by financing activities	12,943	22,753
Increase in cash & restricted cash	1,840	8,232
Cash & restricted cash – beginning of period	10,367	1,821
Cash & restricted cash – end of period	$ 12,207	$ 10,053

Prior Year Comparison
Adjusted EBITDA

(Dollars in thousands)	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Net loss	$ (8,093)	$ (6,016)
Interest expense	821	495
Income tax (benefit) expense	(547)	569
Depreciation and amortization	3,916	3,579
EBITDA	(3,903)	(1,373)
Adjustments: Non-cash items		
Stock-based compensation costs	1,257	595
(Gain) loss on sale of fixed assets	-	373
Provision for credit losses	367	-
Impairment on fixed assets	-	41
(Gain) loss on debt extinguishment and revaluation, net	(1,203)	769
Adjusted EBITDA	$ (3,482)	$ 405

FY 2023-24 by Quarter
Adjusted EBITDA

(Dollars in thousands)	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Three months ended September 30, 2024
Net loss	$ (6,016)	$ (4,998)	$ (2,544)	$ (9,145)	$ (8,093)
Interest expense, net	495	393	424	449	821
Income tax (benefit) expense	569	(542)	(548)	(649)	(547)
Depreciation and amortization	3,579	3,877	3,926	3,909	3,916
EBITDA	(1,373)	(1,270)	1,258	(5,436)	(3,903)
Adjustments: Non-cash items					
Stock-based compensation costs	595	606	661	1,368	1,257
Loss (gain) on sale of fixed assets	373	(5)	1	21	-
Provision for credit losses	-	-	-	244	367
Impairment on fixed assets	41	156	130	-	-
Loss (gain) on debt extinguishment and revaluation, net	769	1,554	3,097	5,600	(1,203)
Adjusted EBITDA	$ 405	$ 1,041	$ 5,147	$ 1,797	$ (3,482)

The following table represents the Adjusted EBITDA activity between each three-month period from September 1, 2023 through September 30, 2024.